Exhibit 10.4

Purchase and Sale Agreement

The present agreement is signed on March 20th 2013.

Between:

Gestion Republique Ltee, a company incorporated in the province of New Brunswick having its head office located in the city of Edmundston, Madawaska County, New Brunswick, hereafter referred to as the “SELLER”

And:	Corruven Inc., a company incorporated in Nevada having its head office located at 260 Notre Dame, Kedgwick, New Brunswick, E8B 1H9, hereafter referred to as the “BUYER”

The SELLER and BUYER hereby agree to respectively buy and sell all property and fixed assets located at 355 rue du Pouvoir, in the City of Edmundston, Madawaska County, NB. PID: 35347582, for the sum of three hundred thousand dollars ($300,000.00), payable as follows at the closing of this transaction subject to various adjustments:

a)	$25,000.00 as a deposit on the signature date of this document, payable to the order of Me Francois G. Poitras in trust.
b)	$125,000.00 on April 29th 2013
c)	$75,000.00 on March 29th 2015
d)	$75,000.00 on March 29th 2016

1.	The SELLER will not be held responsible to supply any title summary, act of transfer, copy of transfer or other proofs of title not in its possession or its control. The transfer will be prepared at the SELLER’s expense and the property will be transfer of free of any encumbrances. The transfer will be done in a form that can be registered in conformity with the law on property transfers.
2.	The BUYER will have until the purchase date on or before March 28th 2013 to do a title search at its own fees. If within this timeframe the BUYER supplies to SELLER a written objection to the title to which the SELLER can’t or does not remediate and to which the BUYER does not renounce, then the current agreement will be void and all sums paid to the SELLER will be reimbursed to the BUYER without deduction or interest.
3.	This offer includes the following items
a.	Electrical fixtures
b.	Ventilation system
c.	Concrete blocks and metal pieces
4.	The SELLER will supply to BUYER at the closing of the transaction, a transfer under the form that can be registered at the SELLER’s cost and any mortgage done in regards to the financing of the present transaction will be done at the BUYER’s cost.
5.	The SELLER guarantees that the property does not contain any asbestos.
6.	The present agreement is subject to the BUYER obtaining proper financing and in the advent the BUYER does not obtain such financing, the transaction would be cancelled and all sums paid to the SELLER will be reimbursed to the BUYER.

7.	The present transaction will be completed before March 28th 2013.
8.	Time is of essence of this agreement.
9.	There will be an adjustment for insurance, taxes, water with regards to the closing date of the transaction.
10.	The SELLER guarantees that all representations that all representations done in this agreement are true and accepts that all guarantees contained herein will survive even after the closing of the transaction.
11.	All the property and equipment related to the present agreement will be the responsibility and risk of the SELLER until the closing of the transaction.
a.	Until this date, the SELLER will detain all insurance policies and their product in trust for the BUYER in case of sinister. The BUYER will be able to either receive the product of the insurance and conclude the sale or cancel the present agreement and be reimbursed without interest all sums already paid to SELLER.
12.	In the present agreement, as require by the context, the singular includes the plural and the masculine includes the feminine (and vice versa).

The parties signed the agreement on March 20th 2013.

GESTION REPUBLIQUE LTEE /s/ Eugene Durette Eugene Durette, Secretary
/s/ Louis-Philippe Nadeau Louis-Philippe Nadeau, President

CORRUVEN, INC. /s/ Alain Belanger Alain Belanger, President

Adjustment Summary

SELLER: Gestion Republique Ltee

BUYER: Corruven Inc.

Property: 355 rue du Pouvoir, Edmundston, NB

Transaction Date: April 29th 2013

PID : 35347582; PAN : 00265464

Adjustments summary

Selling Price	$300,000.00
HST Number - BUYER: 819177858 RT0001 - SELLER: 132201435 RT0001

Since the SELLER and BUYER are both registered with HST having the numbers mentioned above, and since the property is being used exclusively for commercial use, the parties agree that the BUYER do the required HST reporting.

None
Minus second mortgage by Gerard Landry, Eugene Durette, and Louis Philippe Nadeau.	($150,000.00)
Minus deposit	($25,000.00)
Adjustment pour property taxes of 2013 $17,537.51 x 119/365 = $5,717.71	($5,717.71)
Water and sewage (closed since November 1st 2012)	None
To pay in trust of SELLER’s attorney at the closing of the transaction	$119,282.29
The BUYER is responsible to pay the property taxes of 2013 in the amount of $17,537.51. An adjustment was made to this effect.

The BUYER will be restricted to mortgage the property in excess of 80% of its value unless the property has a market value in excess of $750,000.00.

We hereby agree to the following adjustments of the amounts for this transaction.

GESTION REPUBLIQUE LTEE /s/ Eugene Durette Eugene Durette, Secretary	CORRUVEN, INC. /s/ Alain Belanger Alain Belanger, President
/s/ Gerard Landry Gerard Landry, Vice-President